Income Taxes (Details) (USD $)	6 Months Ended		12 Months Ended	18 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Mar. 31, 2012	Sep. 30, 2012
Summary of reconciliation of income taxes at statutory rates with reported taxes
Net Loss	$ (504,098)		$ 159,387	$ (663,484)
Statutory UK tax rate			20.00%
Income tax recovery			31,900
Non-deductible expenses			(400)
Unrecognized benefit of non-capital losses			(31,500)
Total